SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             January 9, 2007

Advanstar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-61386	94-3243499
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

641 Lexington Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 357-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

James Finkelstein, who was appointed to our Board on October 1, 2004, resigned as a director effective December 31, 2006, in connection with the termination of his association with DLJ Merchant Banking Partners and Credit Suisse Group.  As of the date of this report, his replacement has not been appointed.

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSTAR, INC.

Date: January 11, 2007	By:	/s/ TED S. ALPERT
Name: Theodore S. Alpert
Title: Vice President - Finance,
Chief Financial Officer